UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2011
Teleflex Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania	19468

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-948-5100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
This Current Report on Form 8-K (“Form 8-K”) is being filed substantially concurrently with the filing by Teleflex Incorporated (the “Company”) and certain of its domestic subsidiaries of Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-3 in order to register the full and unconditional guarantees, on a joint and several basis, of certain of the Company’s 100% wholly-owned domestic subsidiaries of certain debt securities of the Company. This Form 8-K provides financial information of the Company’s subsidiary guarantors required by Rule 3-10 of Regulation S-X under the Securities Act of 1933, as amended (“Rule 3-10”) under Note 17, “Guarantor financial statements”; such financial statements are set forth at Exhibit 99.1 hereto.
This Form 8-K further updates and supersedes Items 1, 2, 6, 7 and 8 from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”) to report the Company’s former marine business, which the Company sold on March 22, 2011, and the Company’s cargo container business, for which the Company approved a plan of sale, as discontinued operations pursuant to the requirements of Financial Accounting Standards Board Accounting Standards Codification topic 205, “Presentation of Financial Statements” (“ASC topic 205”) for the three years ended December 31, 2010, December 31, 2009 and December 31, 2008 and as of December 31, 2010 and December 31, 2009. This presentation has no effect on the Company’s previously reported net earnings (see exhibit 99.1). Retroactive reclassification of assets as held for sale at the balance sheet date is not required under accounting guidance. Accordingly no adjustments for assets of the Company’s cargo container business held for sale have been made to the balance sheets as of December 31, 2010 and December 31, 2009 as originally reported in the Form 10-K.
In addition, this Form 8-K updates and supersedes the Company’s interim financial statements for the three months ended March 27, 2011 and March 28, 2010 and as of March 27, 2011 appearing in Part 1 Item 1 of the Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2011 (the “Form 10-Q”) to provide the information required by Rule 3-10 appearing in Note 16, “Guarantor financial statements;” such financial statement are set forth at Exhibit 99.2 hereto.
All other items of the Form 10-K and Form 10-Q not presented herein remain unchanged. The Company has not updated matters in the Form 10-K and Form 10-Q except to the extent expressly provided above.
Set forth in Exhibit 99.1 attached hereto are updated consolidated financial statements and selected financial information with respect to the operations of the Company for the years presented in the Form 10-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1
Updated Item 1. Business; Updated Item 2. Properties; Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.

99.2	Note 16 of the unaudited financial statements contained in the Company’s Form 10-Q for the quarterly period ended March 27, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 1, 2011	TELEFLEX INCORPORATED
	By:	/s/ BENSON F. SMITH
Benson F. Smith
Chairman, President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ RICHARD A. MEIER
Richard A. Meier
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ CHARLES E. WILLIAMS
Charles E. Williams
Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1
Updated Item 1. Business; Updated Item 2. Properties; Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data.

99.2	Note 16 of the unaudited financial statements contained in the Company’s Form 10-Q for the quarterly period ended March 27, 2011.

4